UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2008

SCIENTIFIC GAMES CORPORATION

(Exact Name of Registrant as Specified in Charter)

0-13063

(Commission File Number)

Delaware	81-0422894
(State or other Jurisdiction	(IRS Employer
of Incorporation)	Identification Number)

750 Lexington Avenue, New York, New York 10022

(Address of Principal Executive Offices)

(Zip Code)

(212) 754-2233

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2008, Scientific Games Corporation (the “Company”) entered into a letter agreement with Michael R. Chambrello, the Company’s President and Chief Operating Officer, amending in certain respects the Company’s existing employment agreement with Mr. Chambrello.

On May 12, 2008, the Company entered into an amendment to the Company’s existing employment agreement with A. Lorne Weil, the Company’s Chairman and Chief Executive Officer.

On May 14, 2008, the Company entered into an employment agreement with Joseph R. Wright, Jr., the Company’s executive Vice Chairman.

For descriptions of the material terms of the employment agreement with Mr. Wright and the amendments to the employment agreements with Messrs. Weil and Chambrello, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2008, which is incorporated herein by reference.  Such descriptions are qualified in their entirety by the full text of the agreement and the amendments, copies of which are attached hereto and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1	Employment Agreement effective as of May 1, 2008 by and between the Company and Joseph R. Wright, Jr. (executed on May 14, 2008).

10.2

Amendment to Employment Agreement effective as of May 1, 2008 by and between the Company and A. Lorne Weil (executed on May 12, 2008), which amended Mr. Weil’s Employment Agreement dated as of January 1, 2006, as amended by the Letter dated August 2, 2007.

10.3

Letter Agreement, dated as of May 8, 2008, by and between the Company and Michael R. Chambrello, which amended Mr. Chambrello’s Employment Agreement dated as of June 17, 2005, as amended by the Letter Agreement dated as of August 2, 2006 (effective as of January 1, 2006).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

By:	/s/ DeWayne E. Laird
	Name:	DeWayne E. Laird
	Title:	Vice President and Chief Financial Officer

Date:  May 14, 2008

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement effective as of May 1, 2008 by and between the Company and Joseph R. Wright, Jr. (executed on May 14, 2008).

10.2

Amendment to Employment Agreement effective as of May 1, 2008 by and between the Company and A. Lorne Weil (executed on May 12, 2008), which amended Mr. Weil’s Employment Agreement dated as of January 1, 2006, as amended by the Letter dated August 2, 2007.

10.3

Letter Agreement, dated as of May 8, 2008, by and between the Company and Michael R. Chambrello, which amended Mr. Chambrello’s Employment Agreement dated as of June 17, 2005, as amended by the Letter Agreement dated as of August 2, 2006 (effective as of January 1, 2006).